UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                        Date of Report: February 17, 1999

                              MEDIX RESOURCES, INC
             (Exact name of registrant as specified in its charter)


          Colorado                   000-24768               84-1123311
      (State or other              (Commission              (IRS Employer
       jurisdiction               (File Number)           Identifiation No.)
     of incorporation)


     7100 East Belleview Ave., Suite 301,
               Englewood, CO                        80111
   (Address of principal executive offices)       (Zip Code)

  Registrant's telephone number, including area code: (303) 741-4828

                                 None
     (Former name or former address, if changes since last report)

Item 5. Other Events
Press release dated February 17, 1999 announcing services to be provided by two outside advisors in preparation for expansion of the Company's health care internet business.


                                               Reg. S-K
Exhibit No.             Description            Item No.

*99.1                   Press release          99

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


MEDIX RESOURCES, INC.



Date: February 25, 1999        By:/s/ John P. Yeros
                               John P. Yeros,  President and Chief Executive
                               Officer